ALLSTATE LIFE INSURANCE COMPANY
ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                                                                          Supplement, dated July 23, 2010, to the
                                                   Prospectuses Dated May 1, 2010 and May 1, 2007, as supplemented, for
                                                                          The Allstate Advisor Variable Annuities

This supplement amends certain disclosure contained in the above-referenced prospectuses for certain variable annuity contracts issued by Allstate Life Insurance Company or Allstate Life Insurance Company of New York, as applicable.

Effective as of August 30, 2010 (the Closure Date), the following variable sub-accounts available in the Allstate Advisor Variable Annuities will be closed to all contract owners except those contract owners who have contract value invested in either of these variable sub-accounts as of the Closure Date:

Oppenheimer High Income Fund/VA (Service Shares)
Oppenheimer Small- & Mid-Cap Growth Fund/VA (Service Shares)*

Contract owners who have contract value invested in either of these variable sub-accounts as of the Closure Date may continue to submit additional investments into the respective variable sub-account thereafter, although they will not be permitted to invest in the respective variable sub-account if they withdraw or otherwise transfer their entire contract value from the respective variable sub-account following the Closure Date.  Contract owners who do not have contract value invested in the respective variable sub-account as of the Closure Date will not be permitted to invest in these variable sub-accounts thereafter.

Dollar cost averaging and/or auto-rebalancing, if elected by a contract owner, will not be affected by the closures.

If you have any questions, please contact your financial representative or our Annuities Service Center at (800) 457-7617.  Our representatives are available to assist you from 7:30 a.m. to 5 p.m. Central time.

Please read the prospectus supplement carefully and then file it with your important papers. No other action is required of you.

* Note:  Oppenheimer Small- & Mid-Cap Growth Fund/VA was formerly known as Oppenheimer MidCap Fund/VA.